UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                         SCHEDULE 13D

          Under the Securities Exchange Act of 1934
                      (Amendment No. 7)*

                  LDDS COMMUNICATIONS, INC.
                     (Name of Issuer)


   Series 1 Cumulative Senior Perpetual Convertible Preferred Stock
                (Title of Class of Securities)


                          50182L 10 8
                         (CUSIP Number)

   Arnold L. Wadler, Esq., General Counsel (201) 531-8050
Metromedia Company, One Meadowlands  Plaza,  East Rutherford, New Jersey 07073
            (Name, Address and Telephone Number of Person
           Authorized to Receive Notices and Communications)


                         April 11, 1994
   (Date of Event which Requires Filing of this Statement)


   If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box [ ].

   Check the following box if a fee is being paid with the statement [ ]. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

   Note:  Six copies of this statement, including all exhibits,  should  be
filed with  the  Commission.   See  Rule 13d-1(a) for other parties to whom
copies are to be sent.

   *The remainder of this cover page  shall  be  filled out for a reporting
person's initial filing on this form with    respect  to  the  subject class
of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

   The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                               SCHEDULE 13D


CUSIP No.  50182L 10 8


1
NAME OF REPORTING PERSON
S.S. OR I.R.S. IDENTIFICATION No. OF ABOVE PERSON
     Metromedia Company
     62-1293303


2
CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP* (a) [ ]
(b) [ ]


3
SEC USE ONLY



4
SOURCE OF FUNDS*
     PF


5
CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) [ ]



6
CITIZENSHIP OR PLACE OF ORGANIZATION
     Deleware




NUMBER OF
SHARES
BENEFICIALLY OWNED
BY EACH REPORTING
PERSON
WITH

7
SOLE VOTING POWER
                           See Attached Rider 2A



8
SHARED VOTING POWER



9
SOLE DISPOSITIVE POWER
                           See Attached Rider 2A



10
SHARED DISPOSITIVE POWER



11
AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
                           See Attached Rider 2A


12
CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES* [ ]




13
PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
                     18.62% on a fully diluted basis.



14
TYPE OF REPORTING PERSON*
     PN



                  *SEE INSTRUCTIONS BEFORE FILLING OUT!
      INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

                            RIDER 2A*


* Metromedia Company has not altered its holdings of the Issuer. This Amendment No. 7 reflects a 2 for 1 stock split of the Issuer which was inadvertently not reflected in Amendment No. 6.



7. 29,642,431 (which figure includes (i) 21,793,570 shares of Series 1 Cumulative Senior Perpetual Convertible Preferred Stock (convertible into 21,876,976 shares of Common Stock);
   (ii) 2,758,620 shares of Common Stock; (iii) warrants to purchase 2,500,200 shares of Common Stock at $7.75 per share and warrants to purchase 2,500,200 shares of Common Stock at $8.95 per share; and (iv) currently exercisable warrants to purchase 6435 shares of Common Stock at $5.00 per share).

9. 29,642,431 (which figure includes (i) 21,793,570 shares of Series 1 Cumulative Senior Perpetual Convertible Preferred Stock (convertible into 21,876,976 shares of Common Stock);
   (ii) 2,758,620 shares of Common Stock; (iii) warrants to purchase 2,500,200 shares of Common Stock at $7.75 per share and warrants to purchase 2,500,200 shares of Common Stock at $8.95 per share; and (iv) currently exercisable warrants to purchase 6435 shares of Common Stock at $5.00 per share).

11.29,642,431 (which figure includes (i) 21,793,570 shares of Series 1 Cumulative Senior Perpetual Convertible Preferred Stock (convertible into 21,876,976 shares of Common Stock);
   (ii) 2,758,620 shares of Common Stock; (iii) warrants to purchase 2,500,200 shares of Common Stock at $7.75 per share and warrants to purchase 2,500,200 shares of Common Stock at $8.95 per share; and (iv) currently exercisable warrants to purchase 6435 shares of Common Stock at $5.00 per share).

                               SCHEDULE 13D

CUSIP No.  50182L 10 8


1
NAME OF REPORTING PERSON
S.S. OR I.R.S. IDENTIFICATION No. OF ABOVE PERSON
     John W. Kluge
     ###-##-####

2
CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP* (a) [ ]
(b) [ ]


3
SEC USE ONLY


4
SOURCE OF FUNDS*


5
CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) [ ]



6
CITIZENSHIP OR PLACE OF ORGANIZATION


NUMBER OF
SHARES
BENEFICIALLY
OWNED BY EACH
REPORTING
PERSON
WITH
7
SOLE VOTING POWER
                           See Attached Rider 3A



8
SHARED VOTING POWER



9
SOLE DISPOSITIVE POWER
                           See Attached Rider 3A



10
SHARED DISPOSITIVE POWER



11
AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
                           See Attached Rider 3A


12
CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES* [ ]




13
PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
          18.62% on a fully diluted basis.


14
TYPE OF REPORTING PERSON*
       IN



                  *SEE INSTRUCTIONS BEFORE FILLING OUT!
      INCLUDE BOTH SIDES OF TH E COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

                            RIDER 3A*


* Metromedia Company has not altered its holdings of the Issuer. This Amendment No. 7 reflects a 2 for 1 stock split of the Issuer which was inadvertently not reflected in Amendment No. 6.



7. 29,642,431 (which figure includes (i) 21,793,570 shares of Series 1 Cumulative Senior Perpetual Convertible Preferred Stock (convertible into 21,876,976 shares of Common Stock);
   (ii) 2,758,620 shares of Common Stock; (iii) warrants to purchase 2,500,200 shares of Common Stock at $7.75 per share and warrants to purchase 2,500,200 shares of Common Stock at $8.95 per share; and (iv) currently exercisable warrants to purchase 6435 shares of Common Stock at $5.00 per share).

9. 29,642,431 (which figure includes (i) 21,793,570 shares of Series 1 Cumulative Senior Perpetual Convertible Preferred Stock (convertible into 21,876,976 shares of Common Stock);
   (ii) 2,758,620 shares of Common Stock; (iii) warrants to purchase 2,500,200 shares of Common Stock at $7.75 per share and warrants to purchase 2,500,200 shares of Common Stock at $8.95 per share; and (iv) currently exercisable warrants to purchase 6435 shares of Common Stock at $5.00 per share).

11.29,642,431 (which figure includes (i) 21,793,570 shares of Series 1 Cumulative Senior Perpetual Convertible Preferred Stock (convertible into 21,876,976 shares of Common Stock);
   (ii) 2,758,620 shares of Common Stock; (iii) warrants to purchase 2,500,200 shares of Common Stock at $7.75 per share and warrants to purchase 2,500,200 shares of Common Stock at $8.95 per share; and (iv) currently exercisable warrants to purchase 6435 shares of Common Stock at $5.00 per share).

                               SCHEDULE 13D


CUSIP No.  50182L 10 8


1
NAME OF REPORTING PERSON
S.S. OR I.R.S. IDENTIFICATION No. OF ABOVE PERSON
     Stuart Subotnick
     ###-##-####


2
CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP* (a) [ ]
(b) [ ]


3
SEC USE ONLY



4
SOURCE OF FUNDS*



5
CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) or 2(e) [ ]



6
CITIZENSHIP OR PLACE OF ORGANIZATION


NUMBER OF
SHARES
BENEFICIALLY
OWNED BY EACH
REPORTING
PERSON
WITH

7
SOLE VOTING POWER
                           See Attached Rider 4A



8
SHARED VOTING POWER



9
SOLE DISPOSITIVE POWER
                           See Attached Rider 4A



10
SHARED DISPOSITIVE POWER



11
AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
                           See Attached Rider 4A


12
CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES* [ ]


13
PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
          18.62% on a fully diluted basis.


14
TYPE OF REPORTING PERSON*
       IN



                  *SEE INSTRUCTIONS BEFORE FILLING OUT!
          INCLUDE BOTH TH E COVER PAGE, RESPONSES TO ITEMS 1-7
  (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

                            RIDER 4A*


* Metromedia Company has not altered its holdings of the Issuer. This Amendment No. 7 reflects a 2 for 1 stock split of the Issuer which was inadvertently not reflected in Amendment No. 6.



7. 29,642,431 (which figure includes (i) 21,793,570 shares of Series 1 Cumulative Senior Perpetual Convertible Preferred Stock (convertible into 21,876,976 shares of Common Stock);
   (ii) 2,758,620 shares of Common Stock; (iii) warrants to purchase 2,500,200 shares of Common Stock at $7.75 per share and warrants to purchase 2,500,200 shares of Common Stock at $8.95 per share; and (iv) currently exercisable warrants to purchase 6435 shares of Common Stock at $5.00 per share).

9. 29,642,431 (which figure includes (i) 21,793,570 shares of Series 1 Cumulative Senior Perpetual Convertible Preferred Stock (convertible into 21,876,976 shares of Common Stock);
   (ii) 2,758,620 shares of Common Stock; (iii) warrants to purchase 2,500,200 shares of Common Stock at $7.75 per share and warrants to purchase 2,500,200 shares of Common Stock at $8.95 per share; and (iv) currently exercisable warrants to purchase 6435 shares of Common Stock at $5.00 per share).

11.29,642,431 (which figure includes (i) 21,793,570 shares of Series 1 Cumulative Senior Perpetual Convertible Preferred Stock (convertible into 21,876,976 shares of Common Stock);
   (ii) 2,758,620 shares of Common Stock; (iii) warrants to purchase 2,500,200 shares of Common Stock at $7.75 per share and warrants to purchase 2,500,200 shares of Common Stock at $8.95 per share; and (iv) currently exercisable warrants to purchase 6435 shares of Common Stock at $5.00 per share).

                           SIGNATURE


        After reasonable inquiry and to the best of my knowledge and belief, I hereby certify that the information set forth in this statement is true, complete and correct.


Dated:  April 21, 1994


                            /s/ STUART SUBOTNICK
                            ------------------------
                            Stuart Subotnick
                            General Partner
                            Metromedia Company


                            /s/ JOHN W. KLUGE
                            ------------------------
                            John W. Kluge


                            /s/ STUART SUBOTNICK
                            -------------------------
                            Stuart Subotnick